EXHIBIT 13
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF
FINANCIAL OFFICER
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of VocalTec Communications Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Daniel Borislow, President and Chief Executive Officer of the Company, and Peter Russo, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge, information and belief:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: April 26, 2011

By:	/s/ Daniel Borislow
Daniel Borislow
President and Chief Executive Officer

By:	/s/ Peter Russo
Peter Russo
Chief Financial Officer and Treasurer